UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2008

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

1-32944	PPL Energy Supply, LLC (Exact name of Registrant as specified in its charter) (Delaware) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-3074920

1-905	PPL Electric Utilities Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-0959590

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On September 15, 2008, it was reported that Lehman Brothers Holdings Inc. (“Lehman”) filed for protection under Chapter 11 of the federal Bankruptcy Code in the United States Bankruptcy Court in the Southern District of New York.  PPL Corporation (“PPL” or the “Company”), PPL Energy Supply, LLC (“PPL Energy Supply”), and PPL Electric Utilities Corporation (“PPL Electric Utilities”) have certain business relationships with subsidiaries of Lehman.  PPL, PPL Energy Supply and PPL Electric Utilities believe the Lehman bankruptcy and the possible resulting effects on subsidiaries of Lehman will not have a material adverse effect on the Company, PPL Energy Supply or PPL Electric Utilities, either individually or collectively.

PPL Energy Supply, through its wholly owned subsidiary, PPL EnergyPlus, LLC (“PPL EnergyPlus”), both markets or brokers the electricity produced by PPL Generation, LLC (also a wholly owned subsidiary of PPL Energy Supply), as well as engaging in energy and fuel trading activities that support PPL Energy Supply’s marketing business.  PPL EnergyPlus is counterparty with Lehman Brothers Commodity Services Inc., a subsidiary of Lehman, in wholesale energy marketing and trading transactions.  The obligations of Lehman Brothers Commodity Services Inc. are guaranteed by Lehman, and the Lehman bankruptcy filing gives PPL EnergyPlus the right to terminate its transactions with Lehman Brothers Commodity Services, Inc.

 As of September 15, 2008, PPL EnergyPlus' direct net exposure to Lehman Brothers Commodity Services Inc., based on our wholesale energy marketing and trading business and existing market prices, was estimated to be less than $ 2.0 million pre-tax.

PPL Energy Supply and PPL Electric Utilities have aggregate credit facility commitments of $4.735 billion with various banks, including Lehman Brothers Bank, FSB, a subsidiary of Lehman.  As of September 15, 2008, Lehman Brothers Bank, FSB’s total commitment as a lender under these credit facilities was $185 million.  Under the applicable credit facilities, if a lender’s commitment becomes unavailable, the aggregate facility commitment will be reduced to the extent such unavailable portion is not replaced by a new commitment from another lender.  PPL, PPL Energy Supply and PPL Electric Utilities do not believe that the potential reduction in available capacity under these credit facilities will have any impact on the registrants' ability to meet their liquidity needs.

	Aggregate Bank	Lehman Brothers Bank
Borrower	Commitments ($)	Commitment ($)
PPL Energy Supply	$4.385 billion	$174.7 million
PPL Electric Utilities	$350.0 million	$10.3 million

TOTAL	$4.735 billion	$185.0 million

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ James E. Abel
James E. Abel Vice President – Finance and Treasurer

PPL ENERGY SUPPLY, LLC

By:	/s/ James E. Abel
James E. Abel Vice President and Treasurer

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ James E. Abel
James E. Abel Treasurer

Dated:  September 16, 2008